                                                                    EXHIBIT 99.2

                            NEWPARK RESOURCES, INC.

                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF
              8 5/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES A
                                IN EXCHANGE FOR
              8 5/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B

     This form, or one substantially equivalent hereto, must be used by a holder of the 8 5/8% Senior Subordinated Notes Due 2007, Series A (the "144A Notes") of Newpark Resources Inc., a Delaware corporation (the "Company"), who wishes to tender the 144A Notes pursuant to the guaranteed delivery procedures described in the "The Exchange Offer--Guaranteed Delivery Procedures" section of the Company's Prospectus, dated _______, 1998 (the "Prospectus"), relating to the Exchange Offer and in Instruction 2 to the related Letter of Transmittal. Any holder who wishes to tender 144A Notes pursuant to such guaranteed delivery procedures must ensure that State Street Bank and Trust Company, as exchange agent (the "Exchange Agent"), receives this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on ________, 1998, unless such expiration date is extended by the Company (such date, as it may hereafter be extended is referred to as the "Expiration Date"). To use the guaranteed delivery procedures to tender 144A Notes pursuant to the Exchange Offer, tender must be made through an Eligible Institution and a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Exchange Agent prior to the Expiration Date. Thereafter, the certificates for all physically tendered 144A Notes, in proper form for transfer, or confirmation of book-entry transfer of such 144A Notes to the Exchange Agent's account at the Depository, as the case may be, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees, and any other documents required by the Letter of Transmittal, must be deposited by the Eligible Institution with the Exchange Agent within three New York Stock Exchange trading days after the execution of the Notice of Guaranteed Delivery. This form, properly completed and executed, may be delivered by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

                                              To State Street Bank and Trust Company

          By Mail:                            By Facsimile Transmission             By Overnight or Hand
   (registered or certified               (for Eligible Institutions only)                Delivery:
        recommended)                              (617) 664-5232                   State Street Bank and
    State Street Bank and                  Attention:  Sandra Szczsponik                Trust Company
        Trust Company                          Confirm by Telephone:              Corporate Trust Department
        P.O. Box 778                              (617) 664-5314                    Two International Place
   Boston, MA 02102-0078                                                                 Fourth Floor
Attention: Sandra Szczsponik                                                         Boston, MA 02102-0078
                                                                                  Attention: Sandra Szczsponik

         For information or confirmation by telephone:  (617) 664-5314
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     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN THE ONE SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space in the box provided on the Letter of Transmittal for guarantee of signatures.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, in accordance with the Company's offer, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt and review of which are hereby acknowledged, the principal amount of 144A Notes set forth below pursuant to the guaranteed delivery procedures set forth in the "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus and in Instruction 2 of the Letter of Transmittal.

Name(s) of registered holder(s):____________________________________________
                                           (Please Type or Print)

Address:____________________________________________________________________

        ____________________________________________________________________


Area Code and Telephone Number:_____________________________________________

Principal Amount of 144A Notes Tendered*:___________________________________

Certificate Number(s) or DTC Account
Number(s) for 144A Notes (if available):____________________________________

Aggregate Principal Amount
Represented by 144A Note(s):________________________________________________

*All tenders must be in integral multiples of $1,000.

     The undersigned understands that no withdrawal of a tender of 144A Notes may be made on or after the Expiration Date. The undersigned understands that for a withdrawal of a tender of 144A Notes to be effective, a written notice of withdrawal that complies with the requirements of the Exchange Offer must be timely received by the Exchange Agent at one of its addresses specified on the cover of this Notice of Guaranteed Delivery prior to the Expiration Date. The undersigned further understands that the exchange of 144A Notes for Exchange Notes pursuant to the Exchange Offer and the guaranteed delivery procedure described herein will be made only after timely receipt by the Exchange Agent of
(i) such 144A Notes in proper form for transfer (or book-entry confirmation of the transfer of such 144A Notes into the Exchange Agent's account at the Depository), and (ii) a Letter of Transmittal (or facsimile thereof) with respect to such

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144A Notes, properly completed and duly executed, with any
required signature guarantees and any other documents required by the Letter of Transmittal.

     All authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

Signature of Holder(s): X___________________________________________________

                        X___________________________________________________

Dated:______________, 1998

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of 144A Notes exactly as the name(s) of such person(s) appear(s) on certificates for 144A Notes or on a security position listing as the owner of 144A Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must provide the information set forth below and, unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to so act.

                     Please Print Name(s) and Address(es)

Name(s):____________________________________________________________________

Capacity:___________________________________________________________________

Address(es):________________________________________________________________

            ________________________________________________________________

            ________________________________________________________________

[_]         Check if 144A Notes will be tendered by book-entry transfer

DTC Account Number:  ___________________


             THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

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

                                   GUARANTEE

                   (Not to be used for signature guarantee)

    The undersigned, a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the 144A Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such 144A Notes into the Exchange Agent's account at the Depository, pursuant to the procedures for book-entry transfer set forth in the Prospectus and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, within three New York Stock Exchange trading days after the execution of the Notice of Guaranteed Delivery.


Name of Firm:____________________      X____________________________________
                                               (Authorized Signature)

Address:_________________________      Name:________________________________

        _________________________

        _________________________
          (Including Zip Code)

Area Code and Telephone Number:        Title:_______________________________
                                                 (Please Type or Print)
_________________________________
                                       Dated:____________, 1998


     DO NOT SEND CERTIFICATES FOR 144A NOTES WITH THIS FORM. ACTUAL SURRENDER OF 144A NOTES MUST BE MADE TO THE EXCHANGE AGENT PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

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